Exhibit 99.2

Supplemental Operating and Financial Data
for the Quarter ended March 31, 2004

     www.trz.com.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

First Quarter 2004

Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of North America’s largest owners and operators of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 64 office properties totaling approximately 43 million square feet concentrated in the metropolitan areas of seven major U.S. cities. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14-15
Mortgage Debt and Other Loans	16-17
2004 Acquisition/Disposition Summary	18
Appendix:
A) Straight Line Adjustment Summary	19
B) Financial Information	20

This report contains forward-looking statements relating to our business and financial outlook, which are based on our current expectations, estimates, forecasts and projections. These statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any such statement to reflect new information, the occurrence of future events or circumstances or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Such factors include those set forth in more detail in the Risk Factors section in our Form 10-K for the year ended December 31, 2003 filed with the U.S. Securities and Exchange Commission.

Investor Information

First Quarter 2004

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
233 South Wacker Drive, Suite 4600	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017
	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Timothy Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Casey Wold	Chief Operating Officer

Research Coverage:
Banc of America Securities	Lee Schalop / Dan Oppenheim	(212) 847-5677/5733
Goldman Sachs	Carey Callaghan	(212) 902-4351
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Shulman / Alexander Goldfarb	(212) 526-3413/5232
Merrill Lynch	Steve Sakwa / John Stewart	(212) 449-0335/1920
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian	(416) 869-6595
CIBC World Markets	Rossa O’Reilly / Nelson Mah	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
Raymond James	Harry Rannala / Gail Mifsud	(416) 777-7042/7084
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	Morgan Stanley REIT Index Wilshire REIT Index Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid
Q1-04:	$0.20	10-Mar	31-Mar	15-Apr

Shares outstanding (March 31, 2004):	151,684,024

Total Market Cap ($ mil.):	$5,081

Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q2-03	Q3-03	Q4-03	Q1-04	3/31/2004
Share Prices:
High	11.64	12.50	15.97	17.15	17.15
Low	8.58	11.04	12.25	14.98	8.58
Close	11.37	12.26	15.40	17.15	17.15
Avg. Daily Vol. (000’s):	276	211	260	218	241

Investor Relations:	Dennis C. Fabro
Senior Vice President, Investor Relations
233 South Wacker Drive, Suite 4600
Chicago, IL 60606
Tel: (312) 798-6290 Fax: (312) 798-6270
E-mail: dennis.fabro@trz.com

Trustee:	Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
Toll Free: (800) 852-0037
e-mail: shrrelations@melloninvestor.com

Financial Highlights

($ 000’s, except per share amounts)

		Three Months Ended
		31-Mar-04	31-Mar-03	% Change
Total Revenues		$200,384	$206,212	-3%
Operating Expenses		67,671	68,461	-1%
Property Taxes		22,575	24,125	-6%

Property Expenses		90,246	92,586	-3%

Consolidated Property Revenues Less Property Expenses		110,138	113,626	-3%
Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)		13,918	16,449	-15%
Property Revenues Less Property Expenses from Discontinued Operations		7,749	15,065	-49%

Total Property Revenues Less Property Expenses		$131,805	$145,140	-9%

Net Income Available to Common Stockholders		$83,303	$58,039	44%

Net Income Available To Common Stockholders per Weighted Average Common Share Outstanding	Basic	$0.55	$0.39	42%

	Diluted	$0.55	$0.39	41%

Funds from Operations Available to Common Stockholders (FFO)[1,2]		$82,729	$88,416	-6%

FFO per share	Basic	$0.55	$0.59	-7%

	Diluted	$0.54	$0.59	-8%

Weighted Average Common Shares Outstanding:
Basic		151,124,515	149,785,046

Diluted		152,767,608	149,809,100

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

(2)	Effective fourth quarter 2003, the Company adopted the NAREIT definition of FFO and has revised its historical calculation of FFO in accordance with NAREIT’s definition.

Segmented Financial Information (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

($ 000’s)

	Three Months Ended
	Atlanta	Chicago	Dallas	Houston	Los Angeles
March 31, 2004
Property revenues	$21,895	18,256	21,885	29,018	13,999
Property expenses	(8,624)	(8,942)	(10,927)	(13,436)	(6,232)

Property revenues less property expenses	$13,271	9,314	10,958	15,582	7,767

March 31, 2003
Property revenues	$21,812	17,627	22,750	30,717	16,020
Property expenses	(8,846)	(8,335)	(12,908)	(13,853)	(6,934)

Property revenues less property expenses	$12,966	9,292	9,842	16,864	9,086

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Three Months Ended
		Washington,	Secondary	Total	Corporate
	New York	D.C.	Markets	Office	& Other	Total
March 31, 2004
Property revenues	50,216	28,838	34,825	218,932	18,474	$237,406
Property expenses	(21,522)	(10,985)	(18,569)	(99,237)	(6,364)	(105,601)

Property revenues less property expenses	28,694	17,853	16,256	119,695	12,110	$131,805

March 31, 2003
Property revenues	51,020	31,085	49,515	240,546	24,818	$265,364
Property expenses	(20,570)	(11,449)	(24,274)	(107,169)	(13,055)	(120,224)

Property revenues less property expenses	30,450	19,636	25,241	133,377	11,763	$145,140

Consolidated Balance Sheet Information
First Quarter 2004

Real Estate

($ 000’s — As of March 31, 2004)

Rental properties	$4,705,161
Properties held for development	33,165
Accumulated depreciation	(662,672)

Real Estate, net	$4,075,654

Properties Held for Development	Net Book Value

Buckhead Land	$12,796
Other	20,369

Total Properties Held for Development	$33,165

Other Assets and Investments

($ 000’s — As of March 31, 2004)

Cash and cash equivalents	$30,648
Escrows and restricted cash	45,851
Investment in unconsolidated real estate joint ventures	253,212
Office tenant receivables, net	6,862
Other receivables, net	29,923
Deferred rent receivables, net	149,255
Deferred charges, net	119,228
Prepaid expenses and other assets	108,674

Total Other Assets and Investments	$743,653

Other Liabilities

($ 000’s — As of March 31, 2004)

Trade, construction and tenant improvements payables	$67,273
Accrued interest expense	10,240
Accrued operating expenses and property taxes	66,221
Other accrued liabilities	91,192
Dividends payable	31,797
Taxes payable	47,474

Total Other Liabilities	$314,197

Same-Property Performance
First Quarter 2004

Same-Property Revenues Less Expenses1

($ 000’s)

	Three Months Ended
	31-Mar
			Change
	2004	2003	$	%
Including impact of straight-line rent
Property revenues excl. termination fees	$219,196	$222,263	$(3,067)	-1.4%
Property expenses	(99,001)	(100,015)	1,014	-1.0%

Property revenues excl. termination fees less property expenses	$120,195	$122,248	$(2,053)	-1.7%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$211,709	$213,615	$(1,906)	-0.9%
Property expenses	(98,212)	(99,469)	1,257	-1.3%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$113,497	$114,146	$(649)	-0.6%

Same-Property Occupancy1

	31-Mar
	2004	2003	Change
Period End	85.9%	87.1%	-1.2%
Average - Quarter	86.2%	87.5%	-1.3%

No. of properties represented: 64

(1)	Including Trizec’s pro rata share of unconsolidated real estate joint ventures.

First Quarter 2004	Unconsolidated Real Estate Joint Venture Financial Information

Unconsolidated Real Estate Joint Venture Assets

(As of March 31, 2004)

	Property	Location	Ownership	Occupancy(1)	Total Area	Owned Area
1.	Bank One Center	Dallas, TX	50%	81.5%	1,531,000	765,000
2.	Kellogg Brown & Root Tower	Houston, TX	50%	87.8%	1,048,000	524,000
3.	Marina Towers	Los Angeles, CA	50%	72.4%	381,000	191,000
4.	The Grace Building	New York, NY	50%	98.4%	1,518,000	758,000
5.	1411 Broadway	New York, NY	50%	98.4%	1,151,000	574,000
6.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
7.	Waterview Land	Arlington, VA	80%	na	na	na

				90.4%	5,844,000	2,919,000

(1)	Based on owned area

Statement of Operations

($ 000’s)

	Three Months Ended March 31, 2004
	100%	TRZ(2)
Property Revenues	$47,776	$23,970
Expenses
Property Expenses	19,796	10,052
Depreciation and Amortization	6,428	3,566

Total Expenses	26,224	13,618

Interest Expense	(8,153)	(4,150)
Interest and Other Income	79	37

Net Income	$13,478	$6,239

Property Revenues Less Property Expenses	$27,980	$13,918

(2)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

Unconsolidated Real Estate Joint Venture Financial Information
First Quarter 2004

Balance Sheets

($ 000’s — As of March 31, 2004)

	100%	TRZ[1]
Assets
Real estate
Rental properties	$734,397	$440,924
Properties held for development	43,035	34,428
Accumulated depreciation	(162,658)	(67,394)

Real estate, net	614,774	407,958
Other assets
Cash & restricted cash	59,157	29,715
Deferred rent receivables, net	52,551	26,234
Deferred charges, net	30,097	17,136
Other	16,723	8,333

Total Assets	$773,302	$489,376

Liabilities
Mortgage debt	$410,858	$211,969
Other liabilities
Accrued operating expenses and property taxes	14,574	9,223
Trade, construction and TI payables	18,049	9,056
Other accrued liabilities	11,430	5,835
Other	208	81
Partners’ equity	318,183	253,212

Total Liabilities and Equity	$773,302	$489,376

(1)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

Properties Held for Development

		100%	TRZ[1]
Waterview	Arlington, VA	$43,035	$34,428

Mortgage and Other Debt Maturities

($ 000’s — As of March 31, 2004)

	Amount	Rate
2004	$83,013	5.63%
2005	114,084	6.97%
2006	270	7.92%
2007	14,602	7.92%
2008	—	—
Beyond	—	—

Total	$211,969	6.51%

Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)
First Quarter 2004

		Geographic Distribution				Occupancy[1]		Gross Rent
	No. of	Total Area		Owned Area		Period	Qtr
(As of March 31, 2004)	Properties	000’s sq. ft.	%	000’s sq. ft.	%	End	Average	In-Place[2]	Market[3]
Core Markets
Atlanta	7	4,616	11%	4,616	12%	85.6%	85.4%	$20.50	$17.80
Chicago	4	2,434	6%	2,434	6%	96.1%	95.2%	27.70	27.70
Dallas	5	5,992	14%	5,226	13%	80.5%	80.8%	19.20	16.70
Houston	6	6,568	15%	6,044	15%	82.3%	83.4%	19.40	18.80
Los Angeles Area	4	2,452	6%	2,262	6%	82.4%	83.7%	26.50	27.80
New York Area	7	7,913	19%	6,462	17%	96.5%	96.9%	30.80	36.80
Washington D.C. Area	18	4,436	10%	4,436	11%	90.6%	88.8%	26.10	24.30

Total Core Markets	51	34,411	81%	31,480	80%	87.6%	87.7%	$24.30	$24.10

Secondary Markets
Charlotte	2	1,368	3%	1,368	3%	93.7%	96.0%	$19.10	$20.60
Pittsburgh	1	1,468	4%	1,468	4%	78.7%	78.9%	18.60	17.10
St. Louis	2	1,378	3%	1,378	3%	83.8%	84.2%	20.30	17.80
Other	8	3,851	9%	3,851	10%	72.3%	73.8%	17.60	16.00

Total Secondary Markets	13	8,065	19%	8,065	20%	79.1%	80.2%	$18.60	$17.30

Total Office Properties	64	42,476	100%	39,545	100%	85.9%	86.2%	$23.30	$22.70

(1)	Occupancy weighted on owned area.

(2)	Based on Trizec’s owned / occupied area. Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Based on Trizec’s owned area. Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)
First Quarter 2004

Office Portfolio Leasing Activity

	3-Months Ended
	31-Mar-04
	Owned Area	Total Area
New Leases	766,578	791,054
Renewals	1,160,192	1,202,046
Expiries	(2,177,586)	(2,239,872)

Net	(250,816)	(246,772)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	7.3	7.2

Avg. Rental Rate on new/renewal leasing[1]	$20.03	$20.63
Avg. Rental Rate on expiring leases[1]	21.35	21.99

Rental Rate Change on leasing[1]	($1.32)	($1.36)

	-6.2%	-6.2%

(1)	Per square foot, excludes straight-line rent.

	3-Months Ended
	31-Mar-04
	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$1,133	$118	$1,251
Non-Recurring	555	165	720

Total	$1,688	$283	$1,971

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.03	$0.04	$0.03
Non-Recurring	0.02	0.06	0.02

Total	$0.05	$0.10	$0.05

Tenant Installation Costs[2]:
Non-incremental revenue generating	$21,394	$597	$21,991
Incremental revenue generating Space vacant >12 months	13,342	103	13,445

Total	$34,736	$700	$35,436

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$14.06	$11.26	$13.97
Incremental revenue generating	36.90	7.92	35.93

Total	$18.67	$10.60	$18.39

(2)	Based on owned area and office leasing activity at Trizec’s share.

Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)
First Quarter 2004

Scheduled Annual Expirations1,2

(As of March 31, 2004)

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Core Markets
Atlanta	sq. ft. 000’s	369	535	634	612	539	279	214	448	216	31
	% of owned area	8.0%	11.6%	13.7%	13.3%	11.7%	6.0%	4.6%	9.7%	4.7%	0.7%
	Rate per sq. ft.	$20.34	$19.67	$21.63	$21.18	$19.27	$21.30	$20.70	$29.73	$33.06	$26.79
Chicago	sq. ft. 000’s	208	111	339	194	159	51	432	477	122	44
	% of owned area	8.5%	4.6%	13.9%	8.0%	6.5%	2.1%	17.7%	19.6%	5.0%	1.8%
	Rate per sq. ft.	24.58	28.04	22.45	26.22	24.63	26.41	34.16	33.91	32.71	33.40
Dallas	sq. ft. 000’s	191	428	346	953	297	288	406	150	138	630
	% of owned area	3.7%	8.2%	6.6%	18.2%	5.7%	5.5%	7.8%	2.9%	2.6%	12.1%
	Rate per sq. ft.	18.30	20.73	19.29	19.16	21.17	21.49	23.13	19.26	20.39	19.76
Houston	sq. ft. 000’s	726	265	321	454	722	193	890	415	424	142
	% of owned area	12.0%	4.4%	5.3%	7.5%	11.9%	3.2%	14.7%	6.9%	7.0%	2.3%
	Rate per sq. ft.	17.78	21.21	20.62	23.08	22.15	22.83	18.80	22.64	25.82	16.20
Los Angeles Area	sq. ft. 000’s	146	201	203	155	130	104	31	178	231	57
	% of owned area	6.5%	8.9%	9.0%	6.9%	5.7%	4.6%	1.4%	7.9%	10.2%	2.5%
	Rate per sq. ft.	26.23	26.09	27.24	27.47	31.98	27.11	30.74	22.75	30.27	38.68
New York Area	sq. ft. 000’s	677	716	237	198	358	627	465	160	200	278
	% of owned area	10.5%	11.1%	3.7%	3.1%	5.5%	9.7%	7.2%	2.5%	3.1%	4.3%
	Rate per sq. ft.	29.98	29.56	39.00	33.14	34.59	36.24	37.18	51.40	46.53	44.54
Washington D.C. Area	sq. ft. 000’s	289	653	284	731	571	412	383	115	173	120
	% of owned area	6.5%	14.7%	6.4%	16.5%	12.9%	9.3%	8.6%	2.6%	3.9%	2.7%
	Rate per sq. ft.	23.13	24.39	31.10	30.68	32.19	30.00	21.56	41.21	25.12	39.65

Total Core Markets	sq. ft. 000’s	2,606	2,909	2,364	3,297	2,776	1,954	2,821	1,943	1,504	1,302
	% of owned area	8.3%	9.2%	7.5%	10.5%	8.8%	6.2%	9.0%	6.2%	4.8%	4.1%
	Rate per sq. ft.	$22.96	$24.23	$24.63	$24.27	$25.76	$28.55	$25.46	$30.25	$30.28	$27.97

Secondary Markets
Charlotte	sq. ft. 000’s	15	256	201	51	91	510	11	12	0	64
	% of owned area	1.1%	18.7%	14.7%	3.7%	6.7%	37.3%	0.8%	0.9%	0.0%	4.7%
	Rate per sq. ft.	$28.74	$24.78	$23.84	$16.05	$24.07	$13.69	$25.40	$29.57	$—	$31.07
Pittsburgh	sq. ft. 000’s	111	122	121	134	147	266	55	122	8	40
	% of owned area	7.6%	8.3%	8.2%	9.1%	10.0%	18.1%	3.7%	8.3%	0.5%	2.7%
	Rate per sq. ft.	19.37	18.96	20.53	20.61	17.78	17.66	21.78	18.25	18.68	18.91
St. Louis	sq. ft. 000’s	74	192	59	234	159	15	151	60	0	14
	% of owned area	5.4%	13.9%	4.3%	17.0%	11.5%	1.1%	11.0%	4.4%	0.0%	1.0%
	Rate per sq. ft.	20.61	16.33	17.50	27.94	22.15	19.32	23.68	24.47	—	15.73
Other	sq. ft. 000’s	254	392	330	505	549	269	27	2	37	50
	% of owned area	6.6%	10.2%	8.6%	13.1%	14.3%	7.0%	0.7%	0.1%	1.0%	1.3%
	Rate per sq. ft.	18.49	17.07	18.75	19.86	18.74	19.41	19.64	4.19	16.23	15.71

Total Secondary Markets	sq. ft. 000’s	454	962	711	924	946	1,060	244	196	45	168
	% of owned area	5.6%	11.9%	8.8%	11.5%	11.7%	13.1%	3.0%	2.4%	0.6%	2.1%
	Rate per sq. ft.	$19.39	$19.22	$20.38	$21.80	$19.68	$16.22	$22.88	$20.71	$16.64	$22.32

Total - Owned Area	sq. ft. 000’s	3,060	3,871	3,075	4,221	3,722	3,014	3,065	2,139	1,549	1,470
	% of owned area	7.7%	9.8%	7.8%	10.7%	9.4%	7.6%	7.8%	5.4%	3.9%	3.7%
	Rate per sq. ft.	$22.43	$22.98	$23.65	$23.75	$24.21	$24.21	$25.25	$29.37	$29.88	$27.33

Total Area	sq. ft. 000’s	3,294	4,042	3,203	4,379	3,860	3,208	3,368	2,269	1,828	1,713
	% of total area	7.8%	9.5%	7.5%	10.3%	9.1%	7.6%	7.9%	5.3%	4.3%	4.0%
	Rate per sq. ft.	$22.70	$23.76	$24.19	$23.82	$24.93	$24.97	$26.14	$29.37	$31.39	$30.14

(1)	% of owned area expiring represents the percentage in each respective market.

(2)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)
First Quarter 2004

Scheduled Quarterly Expirations1,2

(As of March 31, 2004)

		Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005
Core Markets
Atlanta	sq. ft. 000’s	90	89	190	369	160	181	89	105	535
	% of owned area	1.9%	1.9%	4.1%	8.0%	3.5%	3.9%	1.9%	2.3%	11.6%
	Rate per sq. ft.	$19.79	$20.72	$20.42	$20.34	$20.71	$20.45	$16.77	$19.23	$19.67
Chicago	sq. ft. 000’s	121	26	61	208	17	44	42	8	111
	% of owned area	5.0%	1.1%	2.5%	8.5%	0.7%	1.8%	1.7%	0.3%	4.6%
	Rate per sq. ft.	23.12	30.49	24.94	24.58	26.02	29.70	25.78	34.81	28.04
Dallas	sq. ft. 000’s	55	66	70	191	99	160	41	128	428
	% of owned area	1.1%	1.3%	1.3%	3.7%	1.9%	3.1%	0.8%	2.4%	8.2%
	Rate per sq. ft.	23.51	19.82	12.78	18.03	16.96	17.57	16.62	28.92	20.73
Houston	sq. ft. 000’s	137	479	110	726	40	80	81	64	265
	% of owned area	2.3%	7.9%	1.8%	12.0%	0.7%	1.3%	1.3%	1.1%	4.4%
	Rate per sq. ft.	18.91	17.24	18.71	17.78	22.29	20.99	21.85	20.26	21.21
Los Angeles Area	sq. ft. 000’s	34	92	20	146	41	43	26	91	201
	% of owned area	1.5%	4.1%	0.9%	6.5%	1.8%	1.9%	1.1%	4.0%	8.9%
	Rate per sq. ft.	26.42	26.71	23.73	26.23	20.23	27.45	28.39	27.46	26.09
New York Area	sq. ft. 000’s	51	66	560	677	417	98	154	47	716
	% of owned area	0.8%	1.0%	8.7%	10.5%	6.5%	1.5%	2.4%	0.7%	11.1%
	Rate per sq. ft.	37.44	35.69	28.63	29.98	26.86	35.34	33.95	39.38	29.56
Washington D.C. Area	sq. ft. 000’s	111	162	16	289	48	368	153	84	653
	% of owned area	2.5%	3.7%	0.4%	6.5%	1.1%	8.3%	3.4%	1.9%	14.7%
	Rate per sq. ft.	25.50	20.37	34.42	23.13	27.09	20.41	32.69	25.18	24.39

Total Core Markets	sq. ft. 000’s	599	980	1,027	2,606	822	974	586	527	2,909
	% of owned area	1.9%	3.1%	3.3%	8.3%	2.6%	3.1%	1.9%	1.7%	9.2%
	Rate per sq. ft.	$23.54	$20.73	$24.75	$22.96	$23.91	$22.24	$27.30	$26.12	$24.23

Secondary Markets
Charlotte	sq. ft. 000’s	5	7	3	15	30	0	194	32	256
	% of owned area	0.4%	0.5%	0.2%	1.1%	2.2%	0.0%	14.2%	2.3%	18.7%
	Rate per sq. ft.	26.82	28.71	31.43	28.74	21.60	—	25.11	25.78	24.78
Pittsburgh	sq. ft. 000’s	71	11	29	111	25	21	35	41	122
	% of owned area	4.8%	0.7%	2.0%	7.6%	1.7%	1.4%	2.4%	2.8%	8.3%
	Rate per sq. ft.	20.06	13.26	19.91	19.37	18.95	18.04	18.16	20.13	18.96
St. Louis	sq. ft. 000’s	17	3	54	74	151	21	14	6	192
	% of owned area	1.2%	0.2%	3.9%	5.4%	11.0%	1.5%	1.0%	0.4%	13.9%
	Rate per sq. ft.	19.37	18.12	21.16	20.61	15.48	20.17	18.07	19.74	16.33
Other	sq. ft. 000’s	24	152	78	254	84	24	209	75	392
	% of owned area	0.6%	3.9%	2.0%	6.6%	2.2%	0.6%	5.4%	1.9%	10.2%
	Rate per sq. ft.	25.37	18.00	17.36	18.49	16.77	20.54	15.31	22.15	17.07

Total Secondary Markets	sq. ft. 000’s	117	173	164	454	290	66	452	154	962
	% of owned area	1.5%	2.1%	2.0%	5.6%	3.6%	0.8%	5.6%	1.9%	11.9%
	Rate per sq. ft.	$21.31	$18.14	$19.34	$19.39	$16.79	$19.63	$19.83	$22.27	$19.22

Total - Owned Area	sq. ft. 000’s	716	1,153	1,191	3,060	1,112	1,040	1,038	681	3,871
	% of owned area	1.8%	2.9%	3.0%	7.7%	2.8%	2.6%	2.6%	1.7%	9.8%
	Rate per sq. ft.	$23.18	$20.35	$24.00	$22.43	$22.05	$22.07	$24.04	$25.25	$22.98

Total Area	sq. ft. 000’s	769	1,321	1,204	3,294	1,173	1,069	1,090	710	4,042
	% of total area	1.8%	3.1%	2.8%	7.8%	2.8%	2.5%	2.6%	1.7%	9.5%
	Rate per sq. ft.	$24.03	$20.62	$24.13	$22.70	$22.58	$22.65	$25.36	$25.89	$23.76

(1)	% of owned area expiring represents the percentage in each respective market.

(2)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)
First Quarter 2004

Market Distribution1

Three Months Ended
31-Mar-04
Core Markets:
Atlanta	11%
Chicago	8%
Dallas	9%
Houston	13%
Los Angeles Area	6%
New York Area	24%
Washington D.C. Area	15%

86%

Secondary Markets:
Charlotte	3%
Pittsburgh	2%
St. Louis	4%
Other	5%

14%

Total	100%

(1)	Based on property revenues less property expenses.

Top 10 Assets

(As of March 31, 2004)

			% of Net
		% owned area	Rent[1]
Allen Center	Houston, TX	8%	9%
One New York Plaza	New York, NY	6%	7%
The Grace Building (50%)	New York, NY	2%	4%
Newport Tower	Jersey City, NJ	3%	4%
Ernst & Young Plaza	Los Angeles, CA	3%	3%
1411 Broadway	New York, NY	1%	3%
Galleria Towers	Dallas, TX	4%	3%
110 William Street	New York, NY	2%	3%
Renaissance Tower	Dallas, TX	4%	3%
Metropolitan Square	Houston, TX	3%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)
First Quarter 2004

Tenant Mix by Industry

(As of March 31, 2004)

Industry	% of owned area
Banking / Securities Brokers	16%
Legal Services	11%
Misc. Business Services	7%
Computers / Communications	7%
Insurance / Non Bank Financial	7%
Oil and Gas	6%
Wholesalers / Retailers	5%
Government	5%
Engineering and Architectural	4%
Transportation	3%

Number of tenants:	2,300
Average remaining lease term (years):	5.5

Top 20 Tenants

(As of March 31, 2004)

		% of Gross
Tenant	% owned area	Rent[1]
Wachovia Securities Financial Holdings	3.6%	4.4%
GSA	2.1%	2.8%
Goldman Sachs	1.4%	2.3%
Bank of America	2.0%	1.8%
Devon Energy	1.5%	1.8%
Continental Airlines	1.9%	1.7%
Fried, Frank, Harris	0.9%	1.6%
Ernst & Young	0.9%	1.6%
Kellogg, Brown & Root	1.2%	1.0%
Jones Apparel Group	0.5%	1.0%
NYC Economic Development	0.7%	0.9%
Allstate Insurance	0.6%	0.9%
Time Warner	0.4%	0.9%
Bryan Cave LLP	0.5%	0.9%
Amerada Hess	0.9%	0.7%
Merrill Lynch	0.5%	0.7%
SI Corporation	0.5%	0.7%
Wells Fargo Bank	0.8%	0.7%
Coudert Brothers	0.3%	0.7%
Equiserve	0.6%	0.6%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%
0-2,500	1,288,000	3.5%	1,167	41.5%
2,501-5,000	1,904,000	5.2%	523	18.6%
5,001-10,000	3,088,000	8.4%	436	15.5%
10,001-25,000	6,085,000	16.6%	387	13.8%
25,001-50,000	5,779,000	15.8%	168	6.0%
50,001-100,000	4,223,000	11.5%	61	2.2%
100,001 +	14,265,000	39.0%	67	2.4%

Total	36,632,000	100.0%	2,809	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing
First Quarter 2004

Property Listing

(As of March 31, 2004)

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]
Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	91.4%
Colony Square	Atlanta, GA	837,000	837,000	80.3%
The Palisades	Atlanta, GA	627,000	627,000	85.6%
Newmarket Business Park	Atlanta, GA	617,000	617,000	88.7%
One Alliance Center	Atlanta, GA	558,000	558,000	98.3%
Lakeside Centre	Atlanta, GA	518,000	518,000	64.5%
Midtown Plaza	Atlanta, GA	504,000	504,000	84.8%

Total - Atlanta	(7 properties)	4,616,000	4,616,000	85.6%
Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	99.1%
10 South Riverside	Chicago, IL	685,000	685,000	91.1%
120 South Riverside	Chicago, IL	685,000	685,000	98.1%
550 West Washington	Chicago, IL	372,000	372,000	95.7%

Total - Chicago	(4 properties)	2,434,000	2,434,000	96.1%
Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	81.4%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	81.5%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	88.4%
Plaza of the Americas	Dallas, TX	1,176,000	1,176,000	69.6%
Park Central I	Dallas, TX	128,000	128,000	74.0%

Total - Dallas	(5 properties)	5,992,000	5,226,000	80.5%
Houston
Allen Center	Houston, TX	3,184,000	3,184,000	84.3%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	78.7%
Continental Center II	Houston, TX	449,000	449,000	88.5%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	87.8%
500 Jefferson	Houston, TX	390,000	390,000	72.9%
3700 Bay Area Blvd	Houston, TX	399,000	399,000	71.1%

Total - Houston	(6 properties)	6,568,000	6,044,000	82.3%
Los Angeles Area
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	83.1%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	72.4%
Landmark Square	Long Beach, CA	443,000	443,000	82.6%
Shoreline Square	Long Beach, CA	383,000	383,000	84.6%

Total - Los Angeles Area	(4 properties)	2,452,000	2,262,000	82.4%

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]
New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	99.7%
The Grace Building (50%)	New York, NY	1,518,000	758,000	98.4%
1411 Broadway (50%)	New York, NY	1,151,000	574,000	98.4%
110 William Street	New York, NY	868,000	868,000	97.1%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	82.3%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,038,000	1,038,000	94.6%

Total - New York Area	(7 properties)	7,913,000	6,462,000	96.5%
Washington, D.C. Area
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	96.7%
Watergate Office Building	Washington, D.C.	261,000	261,000	95.1%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	67.7%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	99.8%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.3%

Washington, D.C.	(7 properties)	1,415,000	1,415,000	93.4%

Bethesda Crescent	Bethesda, MD	269,000	269,000	82.7%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	100.0%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	83.2%
Silver Spring Centre	Silver Spring, MD	216,000	216,000	99.7%

Suburban Maryland	(4 properties)	1,338,000	1,338,000	87.9%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	100.0%
Two Ballston Plaza	Arlington, VA	223,000	223,000	56.9%
1550 Wilson Boulevard	Arlington, VA	134,000	134,000	98.9%
1560 Wilson Boulevard	Arlington, VA	128,000	128,000	99.2%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	79.4%

Northern Virginia	(7 properties)	1,683,000	1,683,000	90.3%

Total - Washington, D.C. Area	(18 properties)	4,436,000	4,436,000	90.6%

Property Listing
First Quarter 2004

Property Listing

(As of March 31, 2004)

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]
Charlotte
Bank of America Plaza	Charlotte, NC	891,000	891,000	98.4%
First Citizens Plaza	Charlotte, NC	477,000	477,000	84.8%

Total - Charlotte	(2 properties)	1,368,000	1,368,000	93.7%
Pittsburgh
Gateway Center	Pittsburgh, PA	1,468,000	1,468,000	78.7%
St. Louis
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	86.5%
St. Louis Place	St. Louis, MO	337,000	337,000	75.3%

Total - St. Louis	(2 properties)	1,378,000	1,378,000	83.8%
Other
250 West Pratt Street	Baltimore, MD	368,000	368,000	79.2%
Bank of America Plaza	Columbia, SC	303,000	303,000	87.7%
1441 Main Street	Columbia, SC	274,000	274,000	89.0%
1333 Main Street	Columbia, SC	225,000	225,000	82.7%
Borden Building	Columbus, OH	569,000	569,000	69.1%
Northstar Center	Minneapolis, MN	813,000	813,000	60.5%
Capital Center II & III	Sacramento, CA	529,000	529,000	61.9%
Williams Center I & II	Tulsa, OK	770,000	770,000	76.0%

Total - Other	(8 properties)	3,851,000	3,851,000	72.3%

Total - Office Properties	(64 properties)	42,476,000	39,545,000	85.9%

Notes:

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Occupancy as shown is weighted on owned area.

Mortgage Debt and Other Loans
First Quarter 2004	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Mortgage and Other Debt	(As of March 31, 2004)

	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance
			($000's)
Collateralized Property Loans
At fixed rates	4.4 yrs	5.96%	$2,460,548
At variable rates	—	—	—

Total	4.4 yrs	5.96%	$2,460,548
Other Loans
At fixed rates	6.8 yrs	5.90%	$19,153
At variable rates	0.3 yrs	4.00%	109

Total	6.8 yrs	5.89%	$19,262

Total	4.4 yrs	5.96%	$2,479,810

Credit Facilities	(As of March 31, 2004)

($ 000’s)

	Available	Drawn	Undrawn
Operating facilities	$124,275	$34,000	$90,275

Mortgage and Other Debt Maturities	(As of March 31, 2004)

($ 000's)	2004	2005	2006	2007	2008	Beyond	Total
Total maturities	$192,014	72,798	701,013	94,549	674,166	745,270	$2,479,810

Average rate:	6.67%	6.64%	5.46%	6.53%	5.91%	6.15%	5.96%

Fixed vs Variable Rate Debt

Secured vs Unsecured Debt

Financial Ratios

(a) Interest Coverage	2.6x
(b) Fixed Charge Coverage	2.1x
(c) Debt to Total Book Capitalization	55%

Financial Ratio Definitions:

(a)	Operating income plus depreciation and amortization, divided by interest expense.

(b)	Operating income plus depreciation and amortization, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans
First Quarter 2004

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V2	Date	Rate	Balance	Maturity
(As of March 31, 2004)				($000’s )	(Years)
CMBS Transaction
Class A-1 FL	V	15-Apr-06	1.38%	229,819	2.0
Class A-2	F	15-May-11	6.09%	66,836	7.1
Class A-3 FL	V	15-Mar-08	1.47%	236,700	4.0
Class A-3	F	15-Mar-08	6.21%	78,900	4.0
Class A-4	F	15-May-11	6.53%	240,600	7.1
Class B-1 FL	V	15-Apr-06	1.52%	42,901	2.0
Class B-3 FL	V	15-Mar-08	1.62%	43,500	4.0
Class B-3	F	15-Mar-08	6.36%	14,500	4.0
Class B-4	F	15-May-11	6.72%	47,000	7.1
Class C-3	F	15-Mar-08	6.52%	101,400	4.0
Class C-4	F	15-May-11	6.89%	45,600	7.1
Class D-3	F	15-Mar-08	6.94%	106,100	4.0
Class D-4	F	15-May-11	7.28%	40,700	7.1
Class E-3	F	15-Mar-08	7.25%	73,300	4.0
Class E-4	F	15-May-11	7.60%	32,300	7.1

	Pre-swap:		4.62%	1,400,156	4.7
	Post-swap3,4:		5.55%	1,400,156	4.7
Renaissance Tower	F	Jan-10	4.98%	92,000	5.8
Ernst & Young Plaza	F	Feb-14	5.07%	119,841	9.8
One New York Plaza	F	May-06	7.27%	234,294	2.1
1065 Ave. of the Americas (99%)	F	Dec-04	7.18%	36,646	0.7
Newport Tower	F	Nov-04	7.09%	103,380	0.6
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	3.3
Watergate Office Building	F	Feb-07	8.02%	17,513	2.9
1400 K Street, N.W.	F	May-06	7.20%	21,524	2.1
Bethesda Crescent	F	Jan-08	7.10%	32,861	3.8
Bethesda Crescent	F	Jan-08	6.70%	2,723	3.8
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,534	4.4
Two Ballston Plaza	F	Jun-08	6.91%	26,669	4.2
Sunrise Tech Park	F	Jan-06	6.75%	23,082	1.8
Gateway Center	F	Sep-10	8.50%	40,120	6.4
Metropolitan Square	F	Jan-08	7.05%	84,698	3.8
250 West Pratt Street	F	Apr-05	6.77%	28,871	1.0
Bank of America Plaza (Columbia)	F	Mar-05	6.90%	20,211	0.9

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V2	Date	Rate	Balance	Maturity
				($000’s )	(Years)
One Alliance Center	F	Jul-13	4.78%	69,327	9.3
Revolving Credit Facility	V	Dec-04	5.07%	34,000	0.7
Other - Fixed	F		5.90%	19,153	6.8
Other - Variable	V		4.00%	109	0.3

Total Consolidated Debt			5.96%	2,479,810	4.4

Bank One Center (50%)	V	Dec-04	5.42%	64,980	0.7
Marina Towers (50%)	F	Aug-07	7.92%	15,296	3.3
The Grace Building (50%)	F	Mar-05	7.50%	53,796	1.0
World Apparel Center (50%)	F	Mar-05	7.50%	49,658	1.0
1460 Broadway (50%)	V	May-05	2.63%	12,475	1.2
Waterview (80%)	V	Sep-04	6.25%	15,763	0.5

Unconsolidated Joint Venture Mortgage Debt			6.51%	211,969	1.0

Total Mortgage and Other Debt			6.00%	2,691,779	4.1

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$150 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 6.01% fixed rate.

(4)	Reflects notional allocation of $437 million in interest rate swap contracts fixing LIBOR at 2.65%. Notional allocations noted below:

•	$403 million of the floating rate tranches of the CMBS loan has been notionally swapped from one-month LIBOR plus various spreads to a fixed rate of 2.67% plus various spreads.

•	$34 million of the Revolving Credit Facility has been notionally swapped from Prime plus spread to 2.36% plus spread. Post swap rate reflected.

2004 Acquisition/Disposition Summary
First Quarter 2004

Dispositions

				Gross	Property		Sale	Closing
Property	Location	Total Area	Owned Area	Proceeds[1]	Debt		Proceeds	Date
		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)		($ mil.)
151 Front Street West	Toronto, ON	272,000	272,000	$58.9	(20.4)		$38.5	15-Jan-04
Hollywood & Highland Retail	Los Angeles, CA	645,000	645,000	115.0	(140.1)	[2]	(25.1)	27-Feb-04
Hollywood & Highland Hotel	Los Angeles, CA	600,000	546,000	86.0	(79.0)	[3]	7.0	27-Feb-04

Total		1,517,000	1,463,000	$259.9	($239.5)		$20.4

(1)	Gross proceeds before selling costs

(2)	Does not include purchaser assumed debt of $38.6 million.

(3)	Does not include purchaser assumed debt of $2.5 million and forgiveness of debt of $1.2 million.

Discontinued Operations4

	Three Months Ended
($ 000's)	31-Mar-04	31-Mar-03
Property revenue	$13,052	$29,256
Expenses
Property expenses	5,303	14,191
Depreciation and amortization	1,210	5,527

Total expenses	$6,513	$19,718

Interest expense	(1,588)	(6,464)
Interest and other income	3,159	557
Gain on disposition of real estate	32,396	8,526

Net Income	$40,506	$12,157

Property revenue less property expense	$7,749	$15,065

(4)	Includes the following properties:

2004:	Hollywood & Highland Retail and Hotel
2003:	Esperante Office Bldg., Warner Center, Rosslyn Gateway, Goddard Corporate Park, Clark Tower, Minnesota Center 9800 La Cienega, Desert Passage, Park Central II, Hollywood & Highland Retail

Appendix A
First Quarter 2004

Straight-Line Adjustment Summary

	Three Months Ended
	31-Mar-04	31-Mar-03
Continuing Operations	$5,369	$7,401
Discontinued Operations	(19)	684
Pro Rata Share of Unconsolidated JV’s	1,343	712

Total	$6,693	$8,797

Appendix B
First Quarter 2004

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)